                      SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



                                January 22, 2002
--------------------------------------------------------------------------------
                        (Date of earliest event reported)


                              Banknorth Group, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Maine                                       0-16947                             01-0437984
--------------------------------------------------------------------------------------------------
(State or other jurisdiction         (Commission File Number)                 (IRS Employer
of incorporation)                                                            Identification No.)



P.O. Box 9540, One Portland Square, Portland, Maine                                   04112-9540
----------------------------------------------------------------------------------------------------
 (Address of principal executive offices)                                             (Zip Code)


                                 (207) 761-8500
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name, former address and former fiscal year, if changed since last report)

ITEM 5. OTHER EVENTS

        On January 22, 2002, Banknorth Group, Inc. issued the press release included as Exhibit 99 to this Current Report on Form 8-K, which is incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a)    Not applicable.

        (b)    Not applicable.

        (c)    The following exhibits are included with this Report:

               Exhibit 99           Press Release, dated January 22, 2002





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


                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              BANKNORTH GROUP, INC.



                              By:  /s/ Peter J. Verrill
                                   ---------------------------------------------
                                   Name:  Peter J. Verrill
                                   Title: Executive Vice President,
                                          Chief Financial Officer and Treasurer

Date:  January  22, 2002










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